SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 22, 2004



                                Ault Incorporated
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       Minnesota                        0-12611                  41-0842932
----------------------------       -----------------         -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)



7105 Northland Terrace
Minneapolis, MN  55428-1028                                           55428
----------------------------------------                        ----------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (763) 592-1900

Item 12. Results of Operations and Financial Conditions

On March 22, 2004, the Company issued a press release setting forth Ault's third quarter 2004 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 12.

Exhibit Index

     99.1   Press release reporting first quarter 2004 financial results.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                        AULT INCORPORATED

                                                        By:  /s/ Donald L. Henry
                                                        -----------------------
                                                        Donald L. Henry
                                                        Chief Financial Officer


Dated:   March 22, 2004